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                                                                   EXHIBIT 10.12

                       AMENDMENT NO. 1 TO LEASE AGREEMENT

        The date of this Amendment No. 1 to Lease Agreement ("Amendment") is December 1, 1994.

        The parties to this Amendment are WIRE NETWORK, INC. ("Tenant") and GOLDEN CENTURY INVESTMENT COMPANY, INC., a Delaware corporation ("Landlord").

        This Amendment is made with reference to the following background facts:

        A. Landlord is the owner of two office buildings, situated in the City of San Mateo, State of California, commonly known as San Mateo Centre Buildings 2 and 3, located at 1810 and 1820 Gateway Drive (collectively, the "Building").

        B. Tenant is the lessee of certain premises in the Building, commonly known as Suite 150 of San Mateo Centre Building 3, pursuant to that certain lease between Landlord and Tenant, dated November 7, 1994 (the "Lease").

        C. The Building contains an exercise facility (the "Exercise Facility'), for the exclusive use of tenants and employees of San Mateo Centre, subject to certain restrictions as more fully set forth herein.

        D. Tenant desires to obtain from Landlord, and Landlord, is willing to grant to Tenant, a non-exclusive, revocable license for the use of the Exercise Facility by Tenant and Tenant's principals and employees working in the Building (the "On-Site Personnel"), subject to the conditions set forth hereinbelow.

        Accordingly, the parties hereby agree as follows:

        1. Landlord hereby grants to Tenant and Tenant's On-Site Personnel a non-exclusive, revocable license (the `License') to use the Exercise Facility in accordance with (i) the terms and conditions hereof and (ii) the rules and regulations attached hereto as Exhibit "A" and incorporated herein by this reference.

        2. The License shall terminate automatically, without requirement of notice, upon the occurrence of any event of default by Tenant under the Lease. In addition, Landlord shall have the right in its sole and absolute discretion to terminate the License in the event of any breach by Tenant of the terms of this License and the Tenant agrees to return any and all keys in Tenant's possession or under Tenant's control for use of the Exercise Facility.

        3. Concurrently with the execution hereof, Landlord shall provide one
(1) key to the Exercise Facility to Tenant. Tenant hereby acknowledges receipt of the key. Tenant shall not make or permit to be made any copies of the key.

        4. Tenant hereby agrees that the only parties who may use the Exercise Facility pursuant to the License granted herein shall be Tenant and Tenant's On-Site Personnel. Tenant



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shall have the sole and exclusive responsibility for insuring that the Tenant's key to the Exercise Facility is provided to and used by only Tenant and its On-Site Personnel. Upon request, Tenant shall provide Landlord with a list of its On-Site Personnel authorized to use the Exercise Facility. Said list shall be updated by Tenant, as appropriate, as personnel changes occur within Tenant's organization.

        5. Tenant hereby acknowledges and agrees that the use of the Exercise Facility by Tenant and its On-Site Personnel shall be at the sole risk of Tenant and Tenant's On-Site Personnel. Tenant, for itself and its successors and assigns, hereby irrevocably and unconditionally releases and discharges Landlord and each and all of its officers, directors, shareholders, employees, agents, representatives, attorneys, predecessors, successors and assigns, from any and all claims, rights, damages, demands, debts, liabilities, accounts, reckonings, obligations, costs, expenses, liens, judgments, actions and causes of action of every kind and nature whatsoever, whether known or unknown, which Tenant may at any time hereafter have, own or hold against Landlord arising out of, based upon or in any way relating to the Exercise Facility.

        6. In furtherance of the foregoing, Tenant hereby acknowledges and agrees that it is familiar with and expressly waives any and all rights that might be claimed by reason of Section 1542 of the California Civil Code, which provides as follows:

              "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

        7. Tenant shall and hereby agrees to fully indemnify and hold harmless Landlord and each of its officers, directors, shareholders, employees, agents, representatives, attorneys, predecessors, successors and assigns, from and against any and all losses, liabilities, damages, judgments, causes of action, awards, costs and/or expenses (including attorneys' fees) arising out of or in any way relating to the use of the Exercise Facility by Tenant, Tenant's On-Site Personnel and/or any other persons obtaining access to the Exercise Facility through the use of Tenant's key.

        8. As a condition of use of the Exercise Facility, Tenant warrants and represents to Landlord that Tenant presently has and at all relevant times will maintain liability insurance covering Tenant and its On-Site Personnel in connection with the use of the Exercise Facility, which insurance names Landlord as an additional insured. Said insurance (i) is in an amount not less than $1,000,000 per occurrence and $2,500,000 in the aggregate, (ii) is in form and substance and with a company acceptable to Landlord, and (iii) provides for thirty (30) days prior written notice to Landlord in the event of any reduction in amount or cancellation thereof. Upon execution hereof, and prior to receipt of the Exercise Facility key described herein, Tenant shall provide Landlord with a certificate evidencing such insurance.

        9. Prior to each use of the Exercise Facility by any of Tenant's On-Site Personnel, Tenant agrees to procure from each user on each occasion of use a written release and waiver of claims (`Release') protecting Landlord, which Release shall be in the form attached hereto as



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Exhibit "B". The Releases shall be retained by Tenant and delivered to Landlord on a weekly basis.

        10. Should Tenant's key to the Exercise Facility become lost, Tenant agrees to pay Landlord $50.00 to cover all costs of re-keying the Exercise Facility locks and replacing all keys.

        11. Tenant represents and warrants that it is executing this Amendment after having received full and independent legal advice as to its rights hereunder and the legal effect hereof from legal counsel of its own choosing.

        12. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

                                           "Landlord"

                                           GOLDEN CENTURY INVESTMENT COMPANY,
                                           a Delaware corporation


                                           By: Golden Century Investment Company
                                              ---------------------------------
                                              Title:
                                                    ---------------------------


                                           "Tenant"

                                           WIRE NETWORK, INC.




                                           By: /s/ Marleen McDaniel
                                              ---------------------------------
                                           Title:  Chief Executive Officer
                                                 ------------------------------



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                                   Exhibit "A"

                              Rules and Regulations
                           Regarding Exercise Facility

          RULES FOR THE EXERCISE FACILITY LOCATED AT 1820 GATEWAY DRIVE

1. The exercise facility is for the exclusive use of tenants and subtenants of San Marco Centre and their respective employees only. The hours of operation are Monday through Friday from 8:00 AM to 7:00 PM.

2.      No keys will be checked out after 6:00 PM.

3. There is a maximum of 10 people allowed in the exercise facility at any one time.

4. The keys are to be checked out and returned during office hours from a responsible employee of the employer tenant prior to 6:00 PM.

5. No keys are to be checked out and returned earlier than 2 hours before working out.

6. Do not open the door for anyone who does not have in their possession a key to open the door.

7. The keys must be returned immediately after your work out. Failure to do so could cause a loss of exercise facility privileges.

8. Everyone is to wear appropriate clothing. This will include shoes and shirt at all times.

9.      Please be sure to wipe off all equipment after use.

10. There is to be no smoking, eating, or drinking at any time while using the exercise facility.

11. There will be a $50.00 key replacement charge if any key is not returned within one (1) working day.


Dated:        12/1/94
      ------------------------------------
Print Name:   Marleen McDaniel
           -------------------------------

Signature:    /s/ Marleen McDaniel
          --------------------------------
Company Name: WIRE NETWORK, INC.
             -----------------------------



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                          RELEASE AND WAIVER OF CLAIMS
                       REGARDING USE OF EXERCISE FACILITY

        1. The undersigned hereby acknowledges its receipt of the key to use the exercise facility located at 1820 Gateway Drive, San Mateo, California (the "Exercise Facility").

        2. The key to the Exercise Facility was received by the undersigned at a.m./p.m, on , 199_.

        3. For good and valuable consideration, including the revocable license to use the Exercise Facility, the undersigned hereby irrevocably and unconditionally releases and discharges Golden Century Investment Company, a Delaware corporation ("GCIC"), the owner of the building in which the Exercise Facility is located and each and all of their officers, directors, shareholders, employees, agents, representatives, attorneys, predecessors, successors and assigns, from any and all claims, rights, damages, demands, debts, liabilities, accounts, reckonings, obligations, debts, expenses, liens, judgments, actions and causes of action of every kind and nature whatsoever, whether known or unknown, which the undersigned may at any time hereafter have, own or hold against GCIC arising out of, based upon or in any way relating to the undersigned's use of the Exercise Facility.

        In furtherance of the foregoing, the undersigned hereby acknowledges and agrees that he/she is familiar with and expressly waives any and all rights that might be claimed by reason of Section 1542 of the California Civil Code, which provides as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

        4. The undersigned represents, warrants and covenants for the benefit of GCIC as follows:

                A. I am in good health and fully able to participate in exercise activities including, without limitation, the use of the equipment in the Exercise Facility, and any questions concerning my ability to use the equipment in the Exercise Facility and the extent of such use, have been or will be discussed with my doctor before I use the Exercise Facility.

                B. I acknowledge that no supervision, advice, or instruction will be furnished regarding this use of the Exercise Facility, and that I am responsible for my own health and for determining an exercise program which is suitable and appropriate for me.

                C. I have read and understand, and agree to comply fully with, the rules and regulations for use of the Exercise Facility, attached hereto as Exhibit "1".

        5. The undersigned hereby represents that any questions which he/she may have concerning this Release and/or the legal effect hereof have been answered by legal counsel of the undersigned's own choosing prior to signing this Release.



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        IN WITNESS WHEREOF, the undersigned has executed this Release and Waiver of Claims on 12/1, 1994.



                                            Signature: /s/ Marleen McDaniel
                                                      --------------------------

                                            Print Name: Marleen McDaniel
                                                       -------------------------



                                       2.
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                                   Exhibit "1"

                              Rules and Regulations
                           Regarding Exercise Facility

          RULES FOR THE EXERCISE FACILITY LOCATED AT 1820 GATEWAY DRIVE

1. The exercise facility is for the exclusive use of tenants and subtenants of San Mateo Centre and their respective employees only. The hours of operation are Monday through Friday from 8:00 AM to 7:00 PM.

2.      No keys will be checked out after 6:00 PM.

3. There is a maximum of 10 people allowed in the exercise facility at any one time.

4. The keys are to be checked out and returned during office hours from a responsible employee of the employer tenant prior to 6:00 PM.

5. No keys are to be checked out and returned earlier than 2 hours before working out.

6. Do not open the door for anyone who does not have in their possession a key to open the door.

7. The keys must be returned immediately after your work out. Failure to do so could cause a loss of exercise facility privileges.

8. Everyone is to wear appropriate clothing. This will include shoes and shirt at all times.

9.      Please be sure to wipe off all equipment after use.

10. There is to be no smoking, eating, or drinking at any time while using the exercise facility.

11. There will be a $50.00 key replacement charge if any key is not returned within one (1) working day.

Dated:   12/1/94
      ---------------------------------

Print Name: Marleen McDaniel
           ----------------------------


Signature: /s/ Marleen McDaniel
          -----------------------------

Company Name:  WIRE NETWORK, INC.
             --------------------------



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